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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 August 9, 1999
                Date of Report (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)


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
           Oklahoma                                 1-2572                                         73-1520922
(State or other jurisdiction                     (Commission                                      (IRS Employer
       of incorporation)                         File Number)                                 Identification No.)
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                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Items 1 - 4. Not Applicable.

Item 5.      Other Events.

             ONEOK, Inc. announced Southern Union's failure in two separate court actions to delay a shareholder vote and the regulatory approval process for the pending merger of ONEOK, Inc. and Southwest Gas Corporation. On August 6, 1999, the Company issued a press release, a copy of which is attached hereto as exhibit 99.a and incorporated herein by reference.

Item 6.      Not Applicable

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
No.          Description

99.a         Press release issued by ONEOK, Inc. dated August 6, 1999.

Items 8-9.   Not Applicable

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 9th day of August 1999.


                                             ONEOK, Inc.

                                             By: Jim Kneale
                                                 -------------------------------
                                                 Jim Kneale
                                                 Vice President, Chief Financial
                                                 Officer, and Treasurer

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                               INDEX TO EXHIBITS


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
Exhibit
  No.        Description
-------      -----------
99(a)        Press release issued by ONEOK, Inc dated August 6, 1999.
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